Vanguard Diversified Equity Fund
Supplement Dated July 27, 2020, to the Prospectus Dated February 27, 2020
Changes to Allocation of Underlying Fund Assets
As a result of the reorganization of Vanguard Capital Value Fund (Capital Value) with and into Vanguard Windsor™ Fund (Windsor), which was previously approved by each Fund’s Board of Trustees, changes to the underlying allocation of assets for Vanguard Diversified Equity Fund (Diversified Equity) are effective immediately.
Diversified Equity’s allocations of Capital Value (5%) and Windsor (15%) have been reallocated to Windsor (20%) upon completion of the merger which closed on July 24, 2020. All other underlying asset allocations for Diversified Equity remain the same.
Diversified Equity’s investment objective, principal investment strategies, and principal risks are not expected to change.
Prospectus Text Changes
Under the heading “Security Selection” in the More on the Fund section, the list of underlying Vanguard funds in which Diversified Equity invests is restated as follows:
•  Vanguard U.S. Growth Fund (30%)
•  Vanguard Growth and Income Fund (20%)
•  Vanguard Windsor™ Fund (20%)
•  Vanguard Windsor II™ Fund (15%)
•  Vanguard Explorer™ Fund (10%)
•  Vanguard Mid-Cap Growth Fund (5%)
All references to Capital Value and all other details and descriptions regarding Capital Value’s allocation in Diversified Equity in the Prospectus are hereby deleted in their entirety.
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Vanguard Marketing Corporation, Distributor.	PS 608A 072020